Deferred debt issuance cost (Details) - USD ($) $ in Thousands	Dec. 31, 2014	Dec. 31, 2013
Total deferred debt issuance cost	$ 19,283	$ 11,258
Accumulated amortization	(5,153)	(791)
Total deferred debt issuance cost, net	14,130	10,467
Current deferred debt issuance cost	2,574	2,725
Long term deferred debt issuance cost	11,556	7,742
Total deferred debt issuance cost	$ 14,130	$ 10,467